Exhibit 99.1

TCF Financial Corporation 2013 First Quarter Investor Presentation

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this investor presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this investor presentation. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or continued high rates of or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment and securities available for sale portfolios, including declines in commercial or residential real estate values or changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks; the imposition of requirements with an adverse impact relating to TCF’s lending, loan collection and other business activities as a result of the Dodd-Frank Act, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines; deficiencies in TCF’s (continued)

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (continued) compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions or other adverse consequences such as increased capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the economic impact on banks of the Dodd-Frank Act and other regulatory reform legislation; the impact of financial regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital (including those resulting from U.S. implementation of Basel III requirements); adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to customer opt-in preferences with respect to overdraft fees on point of sale and ATM transactions or the success of TCF’s reintroduction of free checking, which may have an adverse impact on TCF’s fee revenue; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues. Supermarket Branching Risk; Growth Risks. Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches, including SUPERVALU’s sale of several of its supermarket chains, including Jewel-Osco®, in which TCF has 156 branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through programs or new opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change. Litigation Risks. Results of litigation, including class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices, and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse state or Federal tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities.

Corporate Profile $3,335 $1,931 $720 $3,185 $6,442 . $18.5 billion national bank holding company headquartered in Minnesota . 39th largest publicly-traded U.S. based bank holding company by asset size . 427 bank branches in eight states, . 26th largest U.S. branch network . 5 campus alliances; 5th largest in campus card banking relationships . Over 164,500 small business banking relationships . 96,500 checking accounts . 68,000 lending relationships . Total equity to total assets of 10.27% . Tangible realized common equity of 7.55%1 . Tangible book value of $8.44 . 84% of total assets are loans & leases At March 31, 2013 2 36 7 108 24 53 193 4 Well-Diversified Loan and Lease Portfolio ($ millions) $2,276 $1,039 $4,806 At 12/31/02 $2,276 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity” slide At 3/31/13 Branch Summary Leasing & Equipment Finance 13% Leasing & Equipment Finance 20% Inventory Finance 12% Consumer Real Estate and Other 42% Commercial Lending 21% Auto Finance 5% 108 Commercial Lending 28% Consumer Real Estate and Other 59%

Peer Analysis As a % of average assets : Net interest income 4.36% 3.28% Adjusted non-interest income 3 2.03% 1.24% Adjusted revenue 3 6.40% 4.52% Adj. pre-tax pre-provision profit 4 1.92% 1.67% Net interest margin 4.72% 3.58% Yield on loans 5.38% 5.15% Yield on securities 2.84% 2.82% Rate on deposits .28% .50% As a % of average assets: Securities 3.70% 24.56% Loans and leases 84.80% 65.72% Deposits 76.94% 75.99% Borrowings 10.61% 12.62% TCF 1Q132 Banks $10-$50 billion in total assets1 2012 Average . TCF has a higher margin because it has more loans at a higher rate and deposits at a lower rate . TCF has more fee income due to a large and diversified base of revenue sources 1 All publicly-traded banks and thrifts excluding TCF 2 Annualized 3 Excludes gains on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 4 Total revenue less non-interest expense; excludes gains on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide)

2013 Strategic Imperatives • Focus on improvement in credit primarily in the bank’s geographic footprint • Continued disciplined growth in leasing, auto, and inventory finance businesses – focus on quality credit box • Continued asset diversification through asset sales . Build retail customer base through core products . Continue to diversify funding sources managing interest rate and liquidity risk . Develop strong product roadmap for 2013 and beyond that continues to strengthen deposit franchise value . Corporate development – absorb investments from 2011/2012 . Corporate development - Look to opportunistic items – Active deal review (under the covers) . ERM – Hire CRO/CCO positions / strong interim talent 1. Increase revenue while controlling expenses – maintain our strong pre-tax pre- provision return on assets 2. Year-over-year decrease in provision and non-performing loans 2013 Strategic Focus Lending Funding Corporate

Long Range Business Model1 Net interest income 4.50% 4.36% 4.32 % Non-interest income 2.00 2.03 2.29 Total revenue 6.50 6.40 6.61 Non-interest expense 4.00 4.47 4.50 Pre-tax pre-provision 2.50 1.92 2.11 Provision for credit losses .50 .84 1.37 Income before taxes 2.00 1.08 .74 Income tax expense .80 .38 .25 ROAA 1.20% .70% .49 % Revenues . Anticipate some margin compression; however, maintain strong fee performance as we focus on checking account growth Non-interest Expense . Leverage current infrastructure Provision . Focus on improved performance of credit Target Actual 1Q132 Actual 2012 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – ROAA” slide 2 Annualized

Diversification Net Interest Income 56% Fees and Service Charges 26% Card Revenue 9% Leasing 6% ATM Revenue and Other 3% Revenue1 2009 1Q13 Net Interest Income 68% Fees and Service Charges 14% Card Revenue 4% Leasing 6% Gain on Sales of Loans 5% ATM Revenue and Other 3% Consumer Real Estate & Other 50% Commercial 26% Leasing and equipment Finance 21% Inventory Finance 3% 2009 Loans and Leases Consumer Real Estate & Other 42% Commercial 21% Leasing and equipment Finance 20% Inventory Finance 12% Auto Finance 5% Deposits 65% FHLB Advances 15% Sub Debt 1% Other Liabilities 2% Equity 7% Repos & Fed Funds Purchased 8% Other Borrowings 2% Funding Checking 38% Savings 46% Money Market 6% CD's 10% Deposits Checking 35% Savings 43% Money Market 6% CD's 16% 2009 1Q13 2009 Deposits 77% FHLB Advances 8% Sub Debt 2% Other Liabilities 2% Equity 10% Other Borrowings 1% Diversification reduces concentration risk Reduced reliance on high-cost borrowings Low-cost deposits primary source of funding 1 Excludes gain on securities New revenue sources decrease reliance on fee income $1.1 billion $292 million $14.6 billion $15.6 billion $17.9 billion $18.5 billion $14.3 billion $11.6 billion 1Q13 1Q13

Revenue & Expenses

$180 $198 $201 $201 $199 $89 $100 $99 $101 $93 4.14% 4.86% 4.85% 4.79% 4.72% 3/12 6/12 9/12 12/12 3/13 Net Interest Income Fees & Other Revenue Net Interest Margin $302 $292 $269 $298 $300 1 1 Excludes gains/(losses) on sales of securities of $76.6 million, $13.1 million, $13.0 million, $(528) thousand, and $0 at 3/12, 6/12, 9/12, 12/12, and 3/13, respectively 2 Annualized . 1Q13 revenue impacted by: . Customer-driven nature of leasing revenue . Seasonality of deposit account fees . Decreased consumer spending . Sale of consumer real estate and auto loans . 1Q13 net margin impacted by: . Loan and lease yield compression due to the lower interest rate environment . Higher than anticipated asset liquidity balances 2 ($ millions) Total revenue up 8.5% from 1Q12 Revenue Growth

$39 $13 $17 $9 $8 $7 Gain on Sales of Consumer Real Estate Loans Gain on Sales of Auto Finance Loans Net Interest Income, $199 Non-Interest Income, $93 Core Revenues Mix of Core Non-Interest Income ($ millions) Quarter Ended March 31, 2013 2.0% of total assets1 $93 Million . Strong core revenues – 6.3% of total assets1 . Balance sheet repositioning has increased TCF’s ability to maximize net interest income Banking Fees and Service Charges Card Revenue Leasing ATM Revenue and Other 4.3% of total assets1 1 Annualized Diversified Core Revenue Base

Loan and Lease Concentration Management Auto, $536.7 Consumer RE, $161.8 Other, $104.9 2009 Sold $1 million of “Other” loans 2012 Sold $803.4 million of loans for $30 million pre-tax gain 1Q13 Sold $470.2 million of loans for a $15.3 million pre-tax gain Auto, $179.8 Consumer RE, $279.2 Other, $11.2 ($ millions) Sales of consumer real estate and auto loans is a core competency and revenue stream

Net Banking Fee Generation 1Q12 2Q12 3Q12 4Q12 1Q13 1Q12 vs 1Q13 Fees & service charges, card revenue and ATM revenue1 $56.0 $63.3 $62.8 $62.8 $57.2 2.1% Fees affected by return to free checking 5.3 4.6 -- -- -- (100)% Marketing & deposit account premium expense (8.6) (7.1) (4.7) (4.8) (6.3) (26.7)% Net Fee Income $52.7 $60.8 $58.1 $58.0 $50.9 (3.4)% . Net checking accounts have grown three consecutive quarters by an annualized average of 5.2% . Net fee income was down from the fourth quarter of 2012 by $7.1 million, impacted by first quarter seasonality and lower first quarter consumer spending . “Retail sales in the U.S. dropped in March by the most in nine months, pointing to a slowdown in consumer spending as the first quarter drew to a close. Purchases fell 0.4 percent, the biggest setback since June” ~ Bloomberg (4/12/13) . “the latest Thomson Reuters/University of Michigan reading on consumer sentiment fell to the lowest level in nine months.” ~Wall Street Journal (4/12/13) 1 Net of fees affected by return to free checking ($ millions) Net fee income stabilized

$187 $189 $186 $207 $195 0 50 100 150 200 3/12 6/12 9/12 12/12 3/13 Other Deposit Premiums & Marketing Occupancy & Equipment Compensation & Benefits Core Operating Expenses . Higher compensation expenses due to continuing growth in lending platforms and quarter seasonality of payroll taxes . Accelerated foreclosed real estate expenses ($ millions) Grow revenue into expense base in 2013

Balance Sheet Growth and Diversification

$15,208 $15,613 3/12 3/13 Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer RE & Other . TCF maintains a well- diversified loan and lease portfolio by business unit, segment, geography, rate, duration and collateral type . First quarter loan growth despite $470 million in loan sales Loan and Lease Portfolio ($ millions) 11% 1% 23% 44% 21% 20% 21% 42% 12% 5% 53% Wholesale 47% Retail

Loan and Lease Diversification Business Unit Consumer Commercial Leasing and Equipment Finance Inventory Finance Auto Finance Type / Segment Consumer Real Estate Multi-family housing Retail services Office buildings Warehouse / Industrial buildings Specialty vehicles Manufacturing Medical Construction PowerSports Lawn & Garden Electronics & Appliances Primarily used cars Geography Local National Local National National Canada National Rate Fixed-rate Variable-rate Fixed-rate Variable-rate Fixed-rate Variable-rate Fixed-rate Weighted Average Life of Portfolio 63 months 31 months 18 months 4 months 24 months Collateral Home equity Real estate All assets Equipment Inventory Vehicle TCF maintains a well-diversified loan and lease portfolio

($ millions) 1Q12 1Q13 Change Period Beginning Balance $14,150 $15,426 $1,276 New Volume 2,694 2,670 (33) Run-off 1 (1,531) (2,004) (473) Subtotal 1,163 657 (506) Loan & Lease Sales (105) (470) (365) Period Ending Balances $15,208 $15,613 $405 ($ millions) 1Q12 vs. 1Q13 Consumer Real Estate $ 144 Auto Finance 167 Total Retail 311 Commercial 4 Leasing (11) Inventory Finance2 (337) Total Wholesale (344) Total Lending $ (33) Change in New Volume 1 Includes activity from payments, pre-payments, and charge-offs 2 Origination levels impacted by the high velocity of fundings and repayments with dealers . Strong diversity across asset classes . 1Q12 was impacted by the buy-out of BRP assets of $589.2 million, as the program commenced Loan and Lease Originations Loan and lease origination opportunities continue

1Q13 Consumer real estate 5.65% 5.54% 5.60% 5.60% 5.58% Auto Finance 7.44 6.89 5.97 5.53 5.23 Commercial 5.32 5.16 5.14 5.10 4.86 Leasing & Equipment Finance 5.63 5.48 5.33 5.24 5.11 Inventory Finance 6.58 6.07 6.19 6.11 6.16 Total Loans and Leases 5.65 5.52 5.50 5.47 5.38 Loan and Lease Yields . Competitive commercial marketplace; large banks in all of our markets competing on price for assets . Growth in auto business with yield compression due to lower yields on new originations in the current low rate environment and continued sales of lower FICO originations 1Q12 2Q12 3Q12 4Q12 Utilize diverse lending mix to remain competitive despite low rate environment

$12,268 $13,047 $13,558 $13,757 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 3/12 6/12 9/12 12/12 3/13 CD's Checking Money Market Savings . Checking account attrition rates have declined for five consecutive quarters . Average total deposits have increased for ten consecutive quarters . Target marketing, providing the right products to the right customers through various channels at the right time . Senior Funding process uses “switches and dials” to deliver on lending demand Deposit Generation .30% .31% .32% .32% .28% Average cost: Quarterly Average Balances ($ millions) $14,038

1 Quarterly average balances 2 Annualized . Convenience . TCF attracts a large and diverse customer base by offering a host of convenient banking services: – Free Checking – Conveniently located traditional, supermarket and campus branches open seven days a week – Free debit cards, free coin counting and free withdrawals at over 650 ATMs – TCF Free Online Banking and Free Mobile Banking . Primary funding source for loan and lease growth Savings 44% CDs 16% Money Market 6% Checking 34% $6,114 $2,317 $816 $4,791 ($ millions) Average interest rate on deposits: .28%2 Low-Cost Deposit Base1 Deposit Strategy At March 31, 2013

SUPERVALU® Update • SUPERVALU’s sale of five grocery chains, including Jewel-Osco ®, closed during the first quarter of 2013 • TCF maintains a good relationship with Cub Foods® and Jewel-Osco • TCF does not anticipate the sale having any significant negative impact on in-store branch performance • Jewel-Osco may choose to close some underperforming stores, which TCF views as a potential positive, as these would likely be underperforming branches for TCF • The impact of the sale transaction could make both Cub Foods and Jewel-Osco more competitive in their markets, which would help TCF

Credit Quality

Credit Trends $458 $438 $433 $436 $450 $542 $476 $415 $439 (2) $359 (2) $293 (2) $101 $103 $114 $112 $108 $98 $95 $80 $44 $53 $58 $39 $45 $104 $46 $41 $0 $100 $200 $300 $400 $500 $600 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Non-Accrual Loans and Leases and Other Real Estate Owned Over 60-day Delinquencies (1) Net Charge-offs (1) Excludes acquired portfolios and non-accrual loans and leases. (2) Excludes $122.1 million, $117.7 million and $103.2 million of non-accrual assets at March 31, 2013, December 31, 2012 and September 30, 2012, respectively, associated with the implementation of clarifying bankruptcy-related regulatory guidance in the third quarter of 2012. ($ millions)

Consumer Real Estate – key metrics show positive trend as home values improve . Over 60-day delinquencies1 decreased $13.3 million, or 14.9 percent, from fourth quarter 2012 . Non-accrual loans and leases and other real estate owned decreased $38.0 million, or 12.5 percent, from fourth quarter 2012 . Net charge-offs decreased $3.5 million, or 10.2 percent, from fourth quarter 2012 Commercial – credit issues contained . Non-accrual loans and leases and other real estate owned decreased $21.3 million, or 13.7 percent, from fourth quarter 2012 . Classified assets down $44.8 million from fourth quarter 2012 . Net charge-offs of $7.8 million, down $502 thousand, or 6.0 percent, from fourth quarter 2012 Leasing, Auto, and Inventory Finance – continued strong credit performance . First quarter net charge-offs of 17 bps2, down 1 bp from fourth quarter 2012 . Over 60-day delinquencies1 of 5 bps, down 1 bp from fourth quarter 2012 Credit Quality Highlights 1 Excludes non-accrual loans and leases and acquired portfolios 2 Annualized

Home Prices S&P/Case-Shiller Home Price Indices in TCF Markets show slow improvement in our core markets in 2012 and 2013 The S&P/Case-Shiller Home Price Indices are constructed to accurately track the price path of typical single-family homes located in each metropolitan area provided. The S&P/Case-Shiller Composite of 20 Home Price Index is a value-weighted average of the 20 metro area indices. The indices have a base value of 100 in January 2000; thus, for example, a current index value of 150 translates to a 50% appreciation rate since January 2000 for a typical home located within the subject market. 50.00 60.00 70.00 80.00 90.00 100.00 110.00 120.00 130.00 140.00 150.00 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 AZ-Phoenix CO-Denver IL-Chicago MI-Detroit MN-Minneapolis

Credit Quality – Consumer Real Estate ($ millions) 60+ Day Delinquencies1 Accruing TDRs Non-Accrual Loans and Leases 1 Excludes non-accrual loans 2 84% are less than 60 days past due 3 Annualized 1.55% 1.51% 1.46% 1.38% 1.22% 1.00% 1.20% 1.40% 1.60% 3/12 6/12 9/12 12/12 3/13 $149 $141 $131 $117 $98 $103 $118 $122 0 100 200 300 3/12 6/12 9/12 12/12 3/13 Consumer Real Estate Impact of bankruptcy-related regulatory guidance $234 $445 $466 $457 $478 $507 410 430 450 470 490 510 3/12 6/12 9/12 12/12 3/13 $85 $83 $86 $70 $46 40 50 60 70 80 90 100 3/12 6/12 9/12 12/12 3/13 Real Estate Owned $184 $188 $179 $182 $183 100 125 150 175 200 3/12 6/12 9/12 12/12 3/13 Allowance for Loan and Lease Losses Net-Charge-offs3 2.09% 2.05% 1.85% 1.71% 1.62% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 3/12 6/12 9/12 12/12 3/13 Consumer Real Estate Impact of bankruptcy-related regulatory guidance 4.44% $235 2.04% $220 1.86% 2

Credit Quality – Consumer Real Estate 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 12/09 12/10 12/11 12/12 3/13 Loans Originated Before 2005 Loans Originated 2005 to 2007 39% 15% 44% 19% 32% 20% 48% 24% 53% 23% 46% 37% $6,895 $6,675 $7,281 $7,156 At March 31, 2013 $6,419 15% 39% 46% Loan Balances 60+ Day Delinquencies Non-Accrual & OREO Net Charge-offs Loans originated before 2005 $ 844 $ 9 $ 26 $ 2 Loans originated 2005-2007 2,065 32 44 11 Loans originated after 2008 2,835 8 13 4 Chapter 7 bankruptcy-impacted loans 133 - 136 4 TDR’s 542 27 48 9 Total $ 6,419 $ 76 $ 267 30 .11% .14% .24% .40% .19% .79% .98% 1.09% .80% .85% .26% .23% .30% .18% .18% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 12/09 12/10 12/11 12/12 3/13 Loans Originated Before 2005 Loans Originated 2005 to 2007 1.22% 1.38% 1.63% 1.35% 1.16% 60+ Day Delinquencies1 Loan Balances ($millions) ($ millions) 1 Excludes non-accrual loans

Credit Quality – Commercial ($ millions) Accruing TDRs Non-Accrual Loans and Leases 1 Excludes classified assets that are 60+ days delinquent 2 Annualized $136 $150 $169 $128 $109 0 50 100 150 200 3/12 6/12 9/12 12/12 3/13 $110 $103 $120 $145 $131 0 20 40 60 80 100 120 140 160 3/12 6/12 9/12 12/12 3/13 $314 $296 $213 $224 $181 0 100 200 300 400 3/12 6/12 9/12 12/12 3/13 Performing Classified Assets1 Real Estate Owned $42 $43 $35 $27 $25 0 10 20 30 40 50 3/12 6/12 9/12 12/12 3/13 Allowance for Loan and Lease Losses $50 $51 $54 $52 $49 45 50 55 3/12 6/12 9/12 12/12 3/13 .18% .97% 2.32% .97% .94% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3/12 6/12 9/12 12/12 3/13 Net-Charge-offs2

Credit Quality – Leasing, Auto, & Inventory Finance 60+ Day Delinquencies1 Net-Charge-offs2 .41% .16% .11% .06% .05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 2009 2010 2011 2012 3/13 .91% .85% .34% .26% .17% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2009 2010 2011 2012 3/13 $34 $29 $24 $33 $32 0 10 20 30 40 2009 2010 2011 2012 3/13 Allowance for Loan and Lease Losses $51 $35 $21 $15 $13 0 20 40 60 80 2009 2010 2011 2012 3/13 Non-Accrual Loans and Leases 1 Excludes non-accrual loans and leases and acquired portfolios 2 Annualized ($ millions)

Capital

1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity” slide 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio” slide Capital Ratios 4Q12 1Q13_ Tangible realized common equity1 7.52% 7.55% Tier 1 common capital2 9.21% 9.24% Tier 1 leverage capital 9.21% 9.23% Tier 1 risk-based capital 11.09% 11.14% Total risk-based capital 13.63% 13.49% . Focus on building capital through retained earnings in the quarter and going forward Capital Ratios – Holding Company Sufficient capital levels for growth strategy

. Continued credit improvement in 1Q13 . Decreasing non-accrual loans and leases and other real estate owned . Improving home values in our markets . Key commercial credit metrics all show improvement in 1Q13 . Balancing a diversified revenue base . Revitalized deposit base leading to revenue growth opportunities . Core loan sale opportunities in auto finance and consumer real estate . Strong net interest margin following balance sheet repositioning . Disciplined growth in high-quality lending businesses . Continued growth in auto finance . Inventory finance growth opportunities through new programs and relationship expansion with existing dealers Summary

Appendix

Loan and Lease Geographic Diversification Minnesota $ 2,423.3 $ 792.5 $ 96.1 $ 60.7 $ 15.8 $ 11.4 $ 3,399.8 Illinois 1,904.8 718.1 106.3 53.1 44.2 6.6 2,833.1 Michigan 721.0 587.9 135.7 68.1 13.8 2.3 1,528.8 Wisconsin 392.3 687.6 58.0 60.7 2.5 1.3 1,202.4 California 215.2 18.9 430.0 60.4 142.1 - 866.6 Colorado 528.8 114.8 49.1 21.8 16.7 1.5 732.7 Canada - - 2.1 465.6 - - 467.7 Texas - 21.1 267.7 124.9 48.6 - 462.3 Florida 2.4 36.7 139.0 83.2 38.4 - 299.7 New York 2.0 - 161.5 69.1 22.2 - 254.8 Ohio 2.8 42.4 128.1 61.1 11.2 - 245.6 Pennsylvania 6.8 - 136.0 67.3 22.4 - 232.5 North Carolina .4 5.9 116.2 49.2 29.5 - 201.2 Indiana 21.0 71.6 59.7 38.1 7.1 .1 197.6 Arizona 42.9 40.3 73.0 15.7 23.6 .2 195.7 Other 154.9 196.9 1,226.7 632.4 281.6 .3 2,492.8 Total $ 6,418.6 $ 3,334.7 $ 3,185.2 $ 1,931.4 $ 719.7 $ 23.7 $ 15,613.3 ($ millions) At March 31, 2013 Consumer Real Estate Commercial Real Estate and Commercial Business Leasing and Equipment Finance Inventory Finance Auto Finance Other Total

Interest Rate Risk 37% 37% 26% Earning Assets-1Q13 Variable Rate (Inventory Finance, Commercial, Consumer) Fixed Rate - Short Duration (Commercial, Leasing, Auto Finance) Fixed Rate - Long Duration (MBS Investments, Consumer Real Estate) 20% 36% 44% Earning Assets-2009 . The diversification of the loan and lease portfolio with the five business segments also positions the bank to benefit in a rising rate environment At March 31, 2013

Leasing & Equipment Finance $3,177 $3,232 $3,212 $3,281 $3,268 0 1,000 2,000 3,000 4,000 12/09 12/10 12/11 12/12 3/13 Core Portfolio Acquired Portfolio 1 Includes operating leases of $82.3 million at March 31, 2013 2 Annualized 3 Excludes acquired portfolios and non-accrual loans and leases (Balances in $ millions)1 At March 31, 2013 . 14th largest bank-affiliated leasing company and 29th largest equipment finance/leasing company in the U.S. . Diverse equipment types . 23% specialty vehicles, 13% manufacturing, 12% medical, 10% construction . 391 employees . 1Q13 fee revenue of $16.5 million, 18% of total fees and other revenue . 5.11% quarterly average yield2 . Over 60-day delinquency rate .07%3 . Net charge-offs: 2011 2012 2013 .41% .32% .15%2 . Uninstalled backlog of $475 million Core portfolio increased 6.2% from 1Q12

Inventory Finance $51 $95 $234 $293 $469 $792 $625 $1,567 $1,931 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 12/09 12/10 12/11 12/12 3/13 Other Electronics & Appliances Lawn & Garden Powersports At March 31, 2013 . Focus on powersports, lawn and garden products, recreation vehicles and marine products consumer electronics and appliances, . Experienced and seasoned management . Operates in the U.S. and Canada . 288 employees . 100% variable-rate receivables . 6.16% quarterly average yield1 . Over 60-day delinquency rate .01%2 . Net charge-offs: 2011 2012 2013 .10% .10% .08%1 . Credit support from equipment manufacturers . Credit risk spread across more than 9,000 active dealers 1 Annualized 2 Excludes non-accrual loans and acquired portfolios (Balances in $ millions)

Auto Finance . Indirect auto finance company headquartered in Anaheim, CA . Experienced and seasoned management team . 457 employees, up 201 from 3/31/12 . Over 7,100 active dealer relationships . Originating loans to consumers in 43 states . 5.23% quarterly average yield2 . Over 60-day delinquency rate .08%3 . Net charge-offs: 2012 2013 .38% .50%2 . Managed portfolio of $1.5 billion . Gains on sales of auto loans – $7.1 million in 1Q13 . Originates and services primarily used retail auto loans acquired from franchised and independent dealers across the country $139 $262 $407 $553 $720 0 100 200 300 400 500 600 700 3/12 6/12 9/12 12/12 3/13 At March 31, 2013 Total originations of $363 million in 1Q13 1 Excludes loans held for sale and assets serviced for others 2 Annualized 3 Excludes non-accrual loans Total Originations: $196 $254 $289 $310 $363 (Balances in $ millions)1

Auto Financing Market Share 5.43% 5.27% 5.00% 4.66% 3.72% .38% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Ally Wells Fargo Toyota Chase Capital One TCF 6.40% 3.77% 3.70% 3.56% 2.88% .52% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Wells Fargo Capital One Ally Chase Santander TCF Top 5 are 24.1% of All Financing Top 5 are 20.3% of Used Financing At December 31, 2012

Consumer Real Estate . 64% first mortgage lien positions, average loan amount of $112,111 . 36% junior lien positions, average loan amount of $40,163 . 60% fixed-rate, 40% variable-rate . Average first mortgage original appraised value of $200,0191 . Yields2: 5.91% fixed-rate, 5.08% variable-rate . Over 60-day delinquency rate 1.22%3 . Net charge-offs: 2011 2012 2013 2.18% 2.65% 1.86%2 . Average FICO score of the retail lending operation: . At origination – 729; updated 1Q13 – 725 . 44% of loan balances have been originated since January 1, 2009, with 1Q13 net charge-offs of .6%2 $7,281 $7,156 $6,895 $6,675 $6,419 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 12/09 12/10 12/11 12/12 3/13 Junior Liens First Mortgages 1 Based on value at origination 2 Annualized 3 Excludes non-accrual loans At March 31, 2013 32% 32% 31% 36% 36% 64% 68% 68% 69% 64% (Balances in $ millions)

Commercial Lending $3,719 $3,646 $3,449 $3,405 $3,335 2,000 2,500 3,000 3,500 4,000 12/09 12/10 12/11 12/12 3/13 (Balances in $ millions) At March 31, 2013 . Commercial real estate – $3.0 billion . 34% multi-family housing . 24% retail services . 14% office buildings . 10% industrial buildings . Commercial highlights . 4.86% quarterly average yield1 . 74% fixed-rate, 26% variable-rate . Over 60-day delinquency rate .03%2 . Net charge-offs: 2011 2012 2013 1.15% 1.12% .94%2 . CRE location mix: 91% TCF banking markets, 9% other . Continue to look for strategic expansion opportunities that fit TCF’s profile 1 Annualized 2 Excludes non-accrual loans Secured Lending Philosophy

Stock Performance $9 $10 $11 $12 $13 $14 $15 $16 12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013

1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity1 Computation of tangible realized common equity to tangible assets Total equity $ 1,876,643 $ 1,900,159 Less: Non-controlling interest in subsidiaries 13,270 20,933 Total TCF stockholders’ equity 1,863,373 1,879,226 Less: Preferred stock 263,240 263,240 Goodwill 225,640 225,640 Intangibles 8,674 7,860 Accumulated other comprehensive income 12,443 3,536 Tangible realized common equity $ 1,353,376 $ 1,378,950 Total assets $ 18,225,917 $ 18,504,026 Less: Goodwill 225,640 225,640 Intangibles 8,674 7,860 Tangible assets $ 17,991,603 $ 18,270,526 Total realized common equity to tangible assets 7.52% 7.55 % Mar. 31, 2013 ($000s) Dec. 31, 2012

Computation of non-interest income excluding gains on sales of securities and non-recurring revenue: Total non-interest income $ 370,812 2.03% $ 239,070 1.26% Less: Gains on sales of securities -- 11,356 Non-recurring revenue -- 1,625 Total non-interest income excluding gains on securities and non-recurring revenue $ 370,812 2.03% $ 226,089 1.19% Computation of total revenue excluding gains on sales of securities and non-recurring revenue: Total revenue $ 1,167,176 6.40% $ 840,643 4.44% Less: Gains on sales of securities -- 11,356 Non-recurring revenue -- 1,625 Total revenue excluding gains on sales of securities and non-recurring revenue $ 1,167,176 6.40% $ 827,662 4.37% Computation of pre-tax pre-provision profit excluding gains on sales of securities and non-recurring items: Total revenue $ 1,167,176 $ 840,643 Less non-interest expense 816,208 525,339 Pre-tax pre-provision profit 350,968 315,304 Less: Gains on sales of securities -- 11,356 Non-recurring (expense) revenue -- 1,625 Pre-tax pre-provision profit excluding gains on sales of securities and non-recurring (expense) revenue $ 350,968 1.92% $ 302,323 1.60% Total Average Assets $ 18,244,552 $ 18,945,570 Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios1 TCF 1Q133 Banks $10-$50 billion in total assets 2012 Avg2 1 When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non-GAAP financial measures and are viewed by management as useful indicators of TCF’s ability to generate returns to cover potential credit losses. 2 All publicly-traded banks and thrifts excluding TCF 3 Annualized 4 Utilizing weighted averages % of Total Avg Assets3 % of Total Avg Assets4 ($000s)

Computation of non-interest income excluding impact of balance sheet repositioning: Total non-interest income $ 370,812 2.03% $ 490,423 2.72% Less: Gains on sales of securities related to balance sheet repositioning -- 76,967 Total non-interest income excluding impact of balance sheet repositioning $ 370,812 2.03% $ 413,456 2.29% Computation of total revenue excluding impact of balance sheet repositioning: Total revenue $ 1,167,176 6.40% $ 1,270,442 7.04% Less: Gains on sales of securities related to balance sheet repositioning -- 76,967 Total revenue excluding impact of balance sheet repositioning $ 1,167,176 6.40% $ 1,193,475 6.61% Computation of pre-tax pre-provision profit excluding impact of balance sheet repositioning: Total revenue $ 1,167,176 $ 1,270,442 Less non-interest expense 816,208 1,362,554 Pre-tax pre-provision profit 350,968 (92,112) Less: Gains on sales of securities related to balance sheet repositioning -- 76,967 Non-recurring (expense) related to balance sheet repositioning -- (550,735) Pre-tax pre-provision profit excluding impact of balance sheet repositioning $ 350,968 1.92% $ 381,656 2.11% Computation of income after tax excluding impact of balance sheet repositioning: Total income (loss) before taxes $ 197,436 1.08% $ (339,555) (1.88%) Less: Gains on sales of securities related to balance sheet repositioning -- 76,967 Non-recurring (expense) related to balance sheet repositioning -- (550,735) Income before taxes excluding impact of balance sheet repositioning 197,436 1.08% 134,213 .74% Income tax expense (benefit) 70,236 .38% (132,858) (.74%) Less: Tax adjustment for impact of balance sheet repositioning -- 177,995 Adjusted income tax expense (benefit) 70,236 .38% 45,137 .25% Income after tax excluding impact of balance sheet repositioning $ 127,200 .70% $ 89,076 .49% Total Average Assets $ 18,244,552 $ 18,055,664 Reconciliation of GAAP to Non-GAAP Financial Measures – ROAA1 1Q132 % of Total Avg Assets % of Total Avg Assets ($000s) 2012 1 When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non-GAAP financial measures and are viewed by management as useful indicators of TCF’s ability to generate returns to cover potential credit losses. 2 Annualized

Dec. 31, 2012 Tier 1 risk-based capital ratio: Tier 1 capital $ 1,633,336 Total risk-weighted assets $ 14,733,203 Tier 1 risk-based capital ratio 11.09 % Computation of tier 1 common capital ratio: Tier 1 capital $ 1,633,336 Less: Preferred stock 263,240 Qualifying non-controlling interest in subsidiaries 13,270 Tier 1 common capital 1,356,826 Tier 1 common capital ratio 9.21% ($000s) Mar. 31, 2013 $ 1,666,630 $ 14,964,703 11.14% $ 1,666,630 263,240 20,933 1,382,457 9.24 % Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio1 1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions.

Building a better way

Source References & Footnotes

TCF

Slide: Corporate Profile

39th largest publicly-traded U.S. based bank holding company – SNL Financial, LC; 12/31/2012

26th largest branch network – SNL Financial, LC; 1Q13

5th largest in campus card relationships - CR80News; June 2012

Slide: Peer Analysis

Banks $10-$50 Billion in Total Assets data – SNL Financial LC; 12/31/2012

Slide: Home Prices

S&P/Case-Shiller Home Price Indicies; 1/31/2013

Slide: Leasing & Equipment Finance

14th largest bank-affiliated leasing company – The Monitor; 2012 Monitor Bank 40

29th largest equipment finance/leasing company – The Monitor; 2012 Monitor 100

Slide: Auto Financing Market Share

Auto financing market share data (excluding TCF) – AutoCount; 12/31/2012

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